Property and equipment, net (Tables)	12 Months Ended
Dec. 31, 2019
Property and equipment, net
Schedule of Property and equipment, net

	December 31,	December 31,
	2018	2019
	US$	US$
Finance lease right-of-use asset -Corporate aircraft	37,494,502	36,887,168
Vehicles	5,109,037	5,069,515
Furniture and fixtures	12,580,384	10,523,537
Office buildings	10,994,284	21,842,187
Total	66,178,207	74,322,407
Accumulated depreciation	(28,063,724)	(31,318,028)
Property and equipment, net	38,114,483	43,004,379